UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 7, 2015 (January 5, 2015)
Date of Report (Date of earliest event reported)

URANERZ ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-32974	98-0365605
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1701 East “E” Street
PO Box 50850
Casper, Wyoming, USA	82605
(Address of principal executive offices)	(Zip Code)

(307) 265-8900
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01           Regulation FD Disclosure

Conference Call

As previously disclosed, on January 5, 2015, Uranerz Energy Corporation, a Nevada corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Energy Fuels Inc., an Ontario corporation (“Energy Fuels”), and EFR Nevada Corp., a Nevada corporation and wholly owned subsidiary of a subsidiary of Energy Fuels (“Merger Sub”). The Merger Agreement provides for a business combination whereby Merger Sub will merge with and into the Company (the “Merger”), and as a result the Company will continue as the surviving operating corporation and as an indirectly wholly owned subsidiary of Energy Fuels.

In connection with the Merger, the Company and Energy Fuels issued joint press releases on January 7, 2015 (the “Press Releases”) announcing that the Company and Energy Fuels will host a joint conference call and webcast on Thursday, January 8, 2015 at 11:00am ET / 9:00 am MT / 8:00 am PT to discuss the Merger Agreement between Energy Fuels and the Company as announced on January 5, 2015. The call will be hosted by Stephen Antony, President & CEO of Energy Fuels and Dennis Higgs, Executive Chairman of the Company.

A copy of the Press Releases are attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

The Press Releases are furnished and not filed pursuant to Item 7.01 as Exhibit 99.1 and Exhibit 99.2 hereto. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 8.01           Other Events

Please see the disclosures set forth under “Item 7.01 Regulation FD Disclosure”, which are incorporated by reference into this Item 8.01.

The Press Releases are furnished and not filed pursuant to Item 8.01 as Exhibit 99.1 and Exhibit 99.2 hereto. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Additional Information

This communication may be deemed to be solicitation material in respect of the proposed combination of the Company and Energy Fuels. In connection with the proposed business combination, Energy Fuels intends to file relevant materials with the SEC, including a registration statement on Form F-4 that will include a proxy statement of the Company that also constitutes a prospectus of Energy Fuels. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE REGISTRATION STATEMENT AND THE PROXY STATEMENT AND PROSPECTUS INCLUDED THEREIN, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC's web site, http://www.sec.gov, and the Company's stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from the Company. Such documents are not currently available.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Safe Harbor Statement

This Current Report on Form 8-K contains forward-looking statements that involve risks, uncertainties, and assumptions that are difficult to predict. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of risks and uncertainties including, without limitation, the parties' ability to consummate the Merger; the conditions to the completion of the Merger, including the receipt of shareholder and regulatory approvals required for the Merger may not be obtained on the terms expected or on the anticipated schedule; the parties' ability to meet expectations regarding the timing, completion and accounting and tax treatments of the Merger; the volatility of the international marketplace; future uranium prices; the ability to raise capital to fund project development; the ability to complete future acquisitions and other risk factors as described from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 9.01           Financial Statements and Exhibits.

Exhibit No.	Exhibit
99.1	News Release dated January 7, 2015 (1), (2)
99.2	News Release dated January 7, 2015 (1), (2)

(1)	Filed herewith

(2)	The exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

URANERZ ENERGY CORPORATION

DATE: January 7, 2015	By:	/s/ “Glenn Catchpole”

Glenn Catchpole
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	News Release dated January 7, 2015 (1), (2)
99.2	News Release dated January 7, 2015 (1), (2)

(1)	Filed herewith

(2)	The exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.